SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                             (Amendment Number 1)

(Mark One)
Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e) (2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SPORTING MAGIC, INC.
                (Name of Registrant as Specified in Its Charter)

                                      (NA)
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on the table below per  Exchange  Act Rules  14a-6(i)(1)
       and 0-11.
       1) Title of each class of  securities  to which  transaction applies:
                ----------------------------------------------------------------
       2)       Aggregate number of securities to which transaction applies:
                ----------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):
                ----------------------------------------------------------------
       4)       Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------------
       5)       Total fee paid:
                ----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Action Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

                              SPORTING MAGIC, INC.

                NOTICE AND PROXY STATEMENT FOR ACTION TO BE TAKEN
             BY WRITTEN CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS

To the stock holders of Sporting Magic, Inc.:

     Attached hereto is a Proxy Statement which solicits the written consent of the stockholders of Sporting Magic, Inc., a Delaware corporation (the "Company"), to authorize and approve: (i) an amendment to the Company's Certificate of Incorporation to affect a one (1) for twelve (12) reverse stock split of all the Company's issued and outstanding shares as of the record date (the"Reverse Stock Split"), except that (a) stockholders owning one hundred
(100) or more shares shall be left with not less than one hundred  (100) shares;
(b) stockholders owning less than one hundred (100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole; (ii) the ratification of the appointment of Farber & Hass, LLP as the Company's independent auditors for fiscal 2001; and, (iii) the election of Buddy Young, Dennis Spiegelman and Steve Albright to the Company's Board of Directors. Each of the proposals (the "Proposals") are described in detail in the Proxy Statement attached to this notice which Proxy Statement is incorporated herein by this reference.

     The Company currently lacks any operations or revenue, the Board of Directors has determined that the Company will not be able to raise capital, acquire a suitable business, or merge with a suitable corporation while it has
6.8 million shares issued and outstanding. Following discussions with potential investors and merger candidates, the Board of Directors has determined that it is in the best interests of the Company to significantly reduce the number of its issued and outstanding shares. Accordingly, the Board of Directors has determined that the proposed Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors has unanimously approved the proposed Reverse Stock Split and the appointment of the Company's auditors and recommends that stockholders approve these two proposals. The Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit such approval as of the earliest possible date. In order to accomplish this objective, the Board of Directors is hereby soliciting the approval of the Proposal by stockholders by written consent, in lieu of a meeting of stockholders.

     The Board of Directors is presenting itself for re-election to serve for another year as members of the Company's Board of Directors. The Board of Directors unanimously recommends their re- election.

                                            By Order of the Board of Directors


                                            Buddy Young, Chief Executive Officer


Encino, California
May  __,  2001

IN ORDER TO ENSURE YOUR REPRESENTATION IN THE ACTION TO BE TAKEN BY WRITTEN CONSENT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              SPORTING MAGIC, INC.
                       17337 VENTURA BOULEVARD, SUITE 224
                            ENCINO, CALIFORNIA 91316

                                 PROXY STATEMENT
                                       for
                      STOCKHOLDER ACTION BY WRITTEN CONSENT

To our stockholders:

     The Board of Directors of Sporting Magic, Inc. (the "Company") is furnishing this Proxy Statement to you to solicit your approval, by written consent, of: (i) an amendment to the Company's Certificate of Incorporation that would effect a one (1) for twelve (12) reverse stock split of the shares of the Company's Common Stock which are issued and outstanding as of April 16, 2001 (the "Reverse Stock Split"), except that (a) stockholders owning one hundred
(100) or more shares shall be left with not less than one hundred  (100) shares;
(b) stockholders owning less than one hundred (100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole; (ii) the ratification of the appointment of Farber & Hass, LLP as the Company's independent auditors for fiscal 2001; and, (iii) the election of Buddy Young, Dennis Spiegelman and Steve Albright to the Company's Board of Directors.

     We are mailing this Proxy Statement to you on or about May ___, 2001, together with the accompanying Consent Card.

     The procedure for indicating approval of the Reverse Stock Split proposal (the "Proposal No. 1"), approval of the appointment of the independent auditors ("Proposal No. 2") and the election of the directors ("Proposal No. 3") are described in detail in this Proxy Statement.

                               GENERAL INFORMATION

PRIOR REVIEW

     Although copies of these proxy materials have been filed with an examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading. Or that the Commission has passed upon the merits of or approved any statement contained in the materials or any mater to be acted upon by the security holders. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

     To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.

VOTING SHARES AND VOTING RIGHTS

     Stockholders of record at the close of business on April 16, 2001 (the "Record Date") are entitled to approve the Proposal. There were Six Million Eight Hundred Thousand (6,800,000) shares of Common Stock of the Company issued and outstanding on that date. Each share of the Common Stock is entitled to one vote. The Proposal must be approved by the holders of a majority of the outstanding shares of the Common Stock of the Company.

     The beneficial ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

     Under the Company's Bylaws and pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stock holders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matters being considered by the stockholders are being submitted for action by written consent, rather than by votes cast at a meeting. The text of the proposed amendment to the Company's Certificate of Incorporation effecting the Reverse Stock Split is set forth in full under "Proposal No. 1 -- The Reverse Stock Split." The proposed approval of Farber & Hass, LLP as the Company's independent auditors is described in full under "Proposal No. 2 -- Ratify the Appointment of Independent Auditors"). The election of Buddy Young, Dennis Spiegelman and L Stephen Albright as directors of the Company is described under "Proposal No. 3
- Election of Directors." The Proposals will be deemed to have been approved upon receipt by the Company of Consent Cards which have not previously been revoked representing the approval of a majority of the shares of Common Stock issued and outstanding on the Record Date, provided that such approvals are received on or prior to June ___, 2001 (the "Termination Date"). If, however, sufficient written consents have not been received by the Termination Date, the Company reserves the right to extend the solicitation of written consents made hereby except that, under Delaware law, such solicitation may not be extended beyond the date 60 days after the earliest dated consent received by the Company.

     Any election to extend this consent solicitation will be made by the Company by news release or other similar public announcement. The date on which the Proposal is deemed approved hereunder is referred to as the "Effective Date."

     Stockholders are requested to indicate approval of the Proposal by checking the appropriate box on the enclosed Consent Card and executing the Consent Card. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF THE PROPOSAL. Consent Cards that reflect abstentions will be treated as voted for purposes of determining the approval of the Proposal and will have the same effect as a vote against the Proposal; Consent Cards that reflect "broker non-votes" will be treated as un-voted for purposes of determining approval and will have the same effect as a vote against the Proposal.

         Execution of the Consent Card will constitute your approval, as a stockholder of the Company, of the Proposal, and if sufficient written consents are received, the Proposal will be deemed to have been approved by the stockholders of the Company. No appraisal or dissenters rights apply to stockholders who do not approve the Proposal. If less than a majority of the outstanding shares of Common Stock approve the Proposal, the Company cannot proceed with the Reverse Stock Split. The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. After the mailing of this Proxy Statement, the Company's officers, directors and regular employees may solicit the return of Consent Cards in person and by mail, telephone and facsimile. Officers, directors and employees who assist in such activities will not receive additional compensation for doing so.

DELIVERY OF WRITTEN CONSENTS

     The Board of Directors requests that each stockholder execute, date and mail the Consent Card in the return envelope provided. THE CONSENT CARD SHOULD BE RETURNED AS SOON AS POSSIBLE AND, IN ANY EVENT, FOR RECEIPT NOT LATER THAN JUNE __, 2001.

REVOCATION OF WRITTEN CONSENTS

     Any Consent Card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the following address: Sporting Magic, Inc., 17337 Ventura Blvd.,Suite 224, Encino, California 91316. Consent Cards may not be revoked after the Effective Date.

NOTICE OF EFFECTIVENESS OF PROPOSAL

     If the Proposal is approved by stockholders, the Company will promptly give notice thereof to all stockholders who have not consented in writing to the extent required by Section 228(d) of the Delaware General Corporation Law.

STOCKHOLDER LIST

     A complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholders, for any proper purpose, during ordinary business hours for a period of ten days prior to the Termination Date at the corporate offices of the Company at 17337 Ventura Boulevard, Suite 224 Encino, California 91302.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD

     The Company's fiscal year end is August 31. Mr. Buddy Young, Mr. Dennis Spiegelman and Mr. L Stephen Albright are the members of the Company's Board of Directors. Mr. Young and Mr. Albright are the members of the Board's Audit Committee. Thus far in Fiscal 2001, the Board has held three (3) meetings. The principal function of the Audit Committee is to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants. Thus far in Fiscal 2001, the Audit Committee has had several informal meetings, including meetings to review and discuss the Company's the financial statements for fiscal 2000 which were filed in the Company's Form 10-KSB. The Audit Committee met with and discussed the audited financials with its independent auditors and has taken all reasonable steps necessary to comply with the related review and disclosure requirements. Each director attended all of the meetings of the Board and Committees on which he serves.

EXECUTIVE COMPENSATION

     As a result of our current limited available cash, no officer or director received compensation during the fiscal year ended August 31, 2000 and has not received any compensation thus far in fiscal 2001. The Company intends to pay salaries when cash flow permits. No officer or director received stock options or other non-cash compensation during the fiscal year ended August 31, 2000 nor thus far in fiscal 2001. The Company does not have an employment agreement with any officer of the Company.

ACCOUNTING FEES

     AUDIT FEES - The aggregate fees billed by Farber & Hass, LLP for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year end, August 31, 2000, were $7,635.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES - The Company did not engage Farber & Hass, LLP, or any other accountants, to prepare, design, implement, or supervise the operation, either directly or indirectly, of an information system for the Company. Accordingly, no fees were paid to Farber & Hass, LLP for such services.

     OTHER FEES - During fiscal 2000, the aggregate fees billed to the Company by Farber & Hass, exclusive of audit fees, were $2,370.00, all of which were attributed to the review of the Company's quarterly reports on Form 10-QSB. Thus far in fiscal 2001, Farber & Hass, LLP has billed an aggregate total of $1,720 to the Company for the review of the Company's form 1-0QSB's.

                                 PROPOSAL NO. 1


 THE PROPOSED REVERSE STOCK SPLIT

     The Company currently has 6,800,000 shares of Common Stock which are issued and outstanding. Due to the Company's current lack of operations and revenue, the Board of Directors has determined that it is advisable for the Company to cut back the number of its shares of Common Stock which are issued and outstanding. Accordingly, the Board of Directors has also determined that the proposed one (1) for twelve (12) Reverse Stock Split is in the best interests of the Company and its stockholders, provided that: (a) stockholders owning one hundred (100) or more shares shall be left with not less than one hundred (100) shares; (b) stockholders owning less than one hundred (100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole.

     The Company currently lacks any operations or revenue, the Board of Directors has determined that the Company will not be able to raise capital, acquire a suitable business, or merge with a suitable corporation while it has
6.8 million shares issued and outstanding. Following discussions with potential investors and merger candidates, the Board of Directors determined that it is in the best interests of the Company to significantly reduce the number of its issued and outstanding shares. Accordingly, the Board of Directors has determined that the proposed Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors has unanimously approved the proposed Reverse Stock Split and the appointment of the Company's auditors and recommends that stockholders approve these two proposals. The Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit such approval as of the earliest possible date.

     In the event that the stockholders do not approve the Proposal, the Company will submit another Reverse Stock Split proposal to stockholders immediately after the Termination Date until a reverse stock split that is acceptable to stockholders is approved.

THE RISKS ASSOCIATED WITH THE PROPOSED REVERSE STOCK SPLIT

     The principal risk associated with the proposed reverse merger is the percentage change in ownership that will result from the Company's reverse split formula. This change is described in greater detail in THE EFFECT OF THE PROPOSED REVERSE STOCK SPLIT ON THE STOCKHOLDERS PERCENTAGE OF EQUITY OWNERSHIP IN THE COMPANY section set forth below. It is unlikely that this change will have any impact on the stockholders control of the Company.

     Once the reverse stock split is complete, the Company intends to either sell equity in the Company to raise the capital to launch or purchase a business or issue stock to either acquire or merge with another company with an operating business. In either of these events, the percent of equity ownership of all the stockholders will be diluted. The degree of that dilution will not be known until such a transaction is complete.

     There can be no assurance that the reverse split will make the Company sufficiently attractive for it to be able to accomplish any of these goals.

     Upon the close of any such transaction, the voting power and control of the Company will most likely be in the hands third parties. It is impossible to know what their plans for the Company may be or whether they will be successful.

THE EFFECT OF THE PROPOSED REVERSE STOCK SPLIT ON THE STOCKHOLDERS PERCENTAGE OF EQUITY OWNERSHIP IN THE COMPANY

     As of April 16, 2001, the Company has 6,800,000 shares of common stock issued and outstanding. Those 6,800,000 shares are held by 887 stockholders. Of those stockholders, 771 own less than 100 shares. As a group, these Minority Stockholders own an aggregate total of 11,919 of the Company's issued and outstanding shares. This represents 00.17% of the Company's issued and outstanding stock. Conversely, these are 116 stockholders who each own at least 100 shares. As a group, these Majority Stockholders own a total of 6,788,081 shares of the Company's issued and outstanding stock. This represents 99.83% of the issued and outstanding common stock.

     As a result of the reverse stock split, the total number of issued and outstanding shares will be 566,666. The Minority Stockholders will still own 11,919 shares. However those shares of stock will represent 2.1% of the Company's issued and outstanding stock. The Majority Stockholders will own a total of 554,747 shares or 97.9% of the Company's issued and outstanding common stock.

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




     The following table reflects the change in percentage of equity ownership before the reverse split and after the one (1) for twelve (12) reverse stock split becomes effective.


                 Shares Issued          Percentage of            Shares Issued
                 and Outstanding        Stockholder              and Outstanding
                 Prior to Reverse       Ownership Prior          After Reverse
                 Split                  to Reverse Split         Split


Majority                6,788,081                 99.83%                  97.90%
Stockholders
with 100 shares
or more

Minority
Stockholders
with
less than 100
shares                     11,919                   .17%                   2.10%


TOTAL                   6,800,000                100.00%                 100.00%
                        ---------                ------                  ------



                  Percentage of              Change in             Change in
                  Stockholder                Number of             Percentage of
                  Ownership After            Shares Held           Equity
                  Reverse Split                                    Ownership


Majority                  544,747            (6,243,334)                 (1.93%)
Stockholders
with 100 shares
or more

Minority
Stockholders
with
less than 100
shares                     11,919                  None                    1.93%


TOTAL                     566,666
                          -------


     As indicated above as a result of the reverse stock split formula, the group of 771 stockholders who each own less than 100 shares of the Company's common stock will suffer an aggregate loss of only 1.93% of their equity interest in the Company. This represents an average loss of less than .008 % per stockholder. Conversely, the group of 116 stockholders who each own 100 shares or more of the Company's common stock will gain only 1.93% of their equity interest in the Company. This represents an average increase of less than
 .00016% per stockholder.

THE REVERSE STOCK SPLIT AMENDMENT

     The Board of Directors has approved the amendment, subject to stockholder approval, of the Certificate of Incorporation of the Company to effect a one (1) for twelve (12) reverse stock split of the issued and outstanding Common Stock of the Company, provided that: (a) stockholders owning one hundred (100) or more shares shall be left with not less than one hundred (100) shares; (b) stockholders owning less than one hundred (100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole . The complete text of the amendment to the Certificate of Incorporation (the "Amendment") is set forth below; however, such text is subject to change as may be required by the Delaware Secretary of State. Assuming approval of the Proposal by the requisite vote of the stockholders, the Amendment will be filed with the Delaware Secretary of State as promptly as practicable and the Reverse Stock Split will become effective on the date of such filing. If the Reverse Stock Split is approved, Article FOURTH of the Company's Certificate of Incorporation will be amended to read in full as follows:

     FOURTH. (a) The total number of shares of stock with the Corporation is authorized to issue is 25,000,000 shares of Common Stock, $0.001 par value.


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



              (b) At the effective time of this amendment, each security of the Corporation issued and outstanding as of the record date of April 16, 2001, shall be subject to a one (1) for twelve (12) reverse split, except that
     (a) stockholders owning one hundred (100) or more shares shall be left with not less than one hundred (100) shares; (b) stockholders owning less than one hundred (100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the stockholders vote to approve the Reverse Stock Split. The Board of Directors believes that the
Reverse  Stock  Split  is  in  the  best   interests  of  the  Company  and  its
stockholders.

                                 PROPOSAL NO. 2

RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the accounting firm Farber & Hass, LLP as the Company's independent auditors for the year ended August 31, 2001, subject to the ratification by the Company's stockholders. Farber & Hass, LLP has been the Company's independent auditors since 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the stockholders vote to approve the ratification of Farber & Hass, LLP' appointment as the Company's independent auditors.

                                 PROPOSAL NO. 3

ELECTION OF DIRECTORS

The Company's Bylaws call for the Company to have three (3) directors who are elected annually and are to hold office until the next annual stockholders meeting and until successors are elected and qualified or until their earlier resignation or removal. Messrs. Young, Spiegelman and Albright have each served on this Company's Board in the past.

Information regarding these nominees follows:

     BUDDY YOUNG is 65 years old and served as President, Chief Financial Officer, and a Director of the Company from March 31, 1998 through March 20, 2000. Following the closing of the Acquisition Agreement on March 20, 2000, Mr. Young resigned all of these positions. Upon the October

6, 2000 rescission of the Acquisition Agreement, Mr. Young became the President, Chief Financial Officer and a Director and continues to hold those positions. Since August 1997, Mr. Young has also been engaged in a privately owned merger and acquisition business doing business under the name of Advantage Mergers and Acquisitions. During Mr. Young's career he has served in various executive capacities in the entertainment industry. From 1992 until July 1996, Mr. Young served as President and Chief Executive Officer of Bexy Communications, Inc. ("Bexy"), a publicly held company whose stock traded on the OTC Bulletin Board.
Bexy's  core  business  was  the  production,   financing  and  distribution  of
television programming. During his tenure at Bexy, Bexy produced and distributed a number of television programs including a two-hour special, "Heartstoppers . .
 . Horror at the Movies," hosted by George Hamilton, and a 26 episode half-hour television series entitled, "Feelin' Great," hosted by Dynasty's John James. From June 1983 until December 1991, Mr. Young was President, Chief Executive Officer and a Director of Color Systems Technology, Inc., a publicly held company whose stock traded on the American Stock Exchange. Color Systems' major line of business is the use of its patented computer process for the conversion of black and white motion pictures to color. Prior to joining Color Systems, Mr. Young served from 1965 to 1975 as Director of West Coast Advertising and Publicity for United Artists Corporation, from 1975 to 1976 as Director of
Worldwide Advertising and Publicity for Columbia Pictures Corp., from 1976 to 1979 as Vice President of Worldwide Advertising and Publicity for MCA/Universal Pictures, Inc., and from 1981 to 1982 as a principal in the motion picture consulting firm of Powell & Young, which represented some of the industry's leading film makers. For the past twenty-five years Mr. Young has been an active member of The Academy of Motion Picture Arts and Sciences and has served on a number of industry-wide committees.

     DENNIS SPIEGELMAN is 54 years old and served as a Director of the Company since September 15, 1998 through March 20, 2000. Following the closing of the Acquisition Agreement on March 20, 2000, Mr. Spiegelman resigned all of these positions. Upon the October 6, 2000 rescission of the Acquisition Agreement, Mr. Spiegelman became a Director and continues to hold this position. He is currently vice president, sales and marketing for Cast & Crew Entertainment Services, Inc., a position he has held since April 1998. From 1995 to April 1998, Mr. Spiegelman was the senior vice president of sales and marketing for Axium Entertainment, Inc. Mr. Spiegelman is an experienced sales and marketing executive with a successful track record in many aspects of the entertainment industry. He is currently Senior Vice President, Sales and Marketing at Axium Entertainment, a company specializing in providing payroll services to the entertainment industry. Prior to joining Axium, he held similar positions with AP Services, Inc., and IDC Entertainment Services. During his career of more than 25 years, Mr. Spiegelman has held various other senior positions, including Director of Operations at Heritage Entertainment, and President and Director of All American Group, Inc. While at these companies, Mr. Spiegelman was mainly responsible for the sale of feature films to foreign theatrical, video, and television markets. In addition, Mr. Spiegelman has served as Executive Producer of the theatrical motion picture entitled, "Nobody's Perfect," and is a past president of Financial, Administrative, and Management Executives in Entertainment, a 50-year-old networking organization for entertainment industry executives.


     L. STEPHEN ALBRIGHT is 49 years old and served as the Secretary and a Director of the Company from September 15, 1998 through March 20, 2000. Following the closing of the Acquisition Agreement on March 20, 2000, Mr. Albright resigned all of these positions. Upon the October 6, 2000 rescission of the Acquisition Agreement, Mr. Albright became the Secretary and a Director and continues

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



to hold those positions. Mr. Albright was employed as an associate attorney with Wasserman, Comden & Casselman, L.L.P. a law firm located in Tarzana (Los Angeles) California from June, 1994 through June, 2000. Mr. Albright started his own law practice in June, 2000. Mr. Albright received his undergraduate degree in Business Administration and Marketing, from West Virginia University in 1975. Following a career in sales, Mr. Albright entered Whittier College School of Law in 1980. Mr. Albright was admitted to practice law in the State of California in 1983, West Virginia in 1984 and Nebraska in 1985. Mr. Albright spent approximately half of his legal career in private practice where he has been primarily engaged in transactional work, business litigation, and providing general legal business advice to clients. From November, 1987 through June, 1994, Mr. Albright was in-house counsel and later Vice President, General Counsel and Secretary to CST Entertainment Imaging, Inc., a publicly-held company which was formerly known as Color Systems Technology, Inc. While with CST, Mr. Albright was responsible for all aspects of the company's annual stockholder's meetings; preparation and filing of the company's proxy materials, annual reports on Form 10-K, and quarterly reports on Form 10-Q; and drafting and negotiating lease agreements, distribution and licensing agreements and debt and equity funding arrangements. Upon returning to private practice in 1994, Mr. Albright continued to assist business clients in various transactions and became involved in employee-employer matters. In the past few years, Mr. Albright also became a successful trial attorney, having won both of his two Los Angeles Superior Court trials.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors unanimously recommends that the stockholders vote to elect Buddy Young, Dennis Spiegelman and L. Stephen Albright to the Company's Board of Directors to serve and hold office until the next annual stockholders meeting and until successors are elected and qualified or until their earlier resignation or removal.












                          (BALANCE OF PAGE LEFT BLANK)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 16, 2001, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company,
(iii)the Chief Executive Officer and other executive officers of the Company and
(iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 224, Encino, California 91316.

                                                                      PERCENTAGE
NAME AND ADDRESS                     NUMBER OF SHARES                  OWNERSHIP
--------------------------------------------------------------------------------


Buddy and Rebecca Young(1)(2)               2,797,647                     41.14%

Dennis Spiegelman (3)                          20,000                       *%

L. Stephen Albright (4)                        20,000                       *%


All officers and directors
as a group (3 persons)                      2,835,647                     41.73%

* Less than 1%
--------------------------------------------------------------------------------
(1) Held as co-trustees for the Young Family Trust.
(2) Mr. Young is a Director and the Chief Executive Officer of the Company.
(3) Director.
(4) Director and Secretary

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING CONSENT CARD IN THE ENCLOSED ENVELOPE.


                                           By Order of the Board of Directors



                                                                 BUDDY YOUNG,
                                                      Chief Executive Officer

Encino, California
May ___, 2001

                                  CONSENT CARD

                              SPORTING MAGIC, INC.

        CONSENT CARD THIS CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Sporting Magic, Inc. (the "Company")hereby acknowledges receipt of the proxy statement and notice of Reverse Stock Split and other actions and votes his/her/its shares as indicated below:

PROPOSAL NO. 1

     Approval of an amendment to the Company's Certificate of Incorporation to effect the one (1) for twelve (12) reverse stock split, except that (a) stockholders owning one hundred (100) or more shares shall be left with not less than one hundred (100) shares; (b) stockholders owning less than one hundred
(100) shares shall not be subject to any reverse split; and (c) all fractional shares shall be rounded to the nearest whole.

               /_/ FOR            /_/ AGAINST              /_/ ABSTAIN

PROPOSAL NO. 2

     Ratification of the appointment of Farber & Hass, LLP, as the Company's independent auditors for the fiscal year ended August 31, 2001.

               /_/ FOR            /_/ AGAINST              /_/ ABSTAIN

PROPOSAL NO. 3

     Election of Buddy Young, Dennis Spiegelman and L. Stephen Albright as Directors.

     Buddy Young             /_/ FOR            /_/ AGAINST          /_/ ABSTAIN
     Dennis Siegelman        /_/ FOR            /_/ AGAINST          /_/ ABSTAIN
     L. Stephen Albright     /_/ FOR            /_/ AGAINST          /_/ ABSTAIN
--------------------------------------------------------------------------------
     THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT. THIS CONSENT CARD IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated: ___________  __, 2001           -----------------------------------------


                                       -----------------------------------------
                                            Sign exactly as your name appears on
                                            your certificate. When signing as an
                                            attorney,  executor,  administrator,
                                            trustee  or  guardian,  please  give
                                            full   title.   If  more   than  one
                                            trustee,  all should sign. All joint
                                            owners should sign.